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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM 8-K

             CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                             ---------------------

                          MAY 29, 2001  (MAY 29, 2001)

               (Date of Report (date of earliest event reported))

                                PHH CORPORATION

             (Exact name of Registrant as specified in its charter)

            MARYLAND                      1-7797                52-0551284
  (State or other jurisdiction     (Commission File No.)     (I.R.S. Employer
of incorporation or organization)                         Identification Number)

          6 SYLVAN WAY                                            07054
     PARSIPPANY, NEW JERSEY                                     (Zip Code)
      (Address of principal
        executive office)

                                 (973) 428-9700
              (Registrant's telephone number, including area code)

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ITEM 5. OTHER EVENTS

    This Current Report on Form 8-K of the Company is being filed to make available pro forma financial data giving effect to the March 1, 2001 acquisition of Avis Group Holdings, Inc. for the year ended December 31, 2000 and for the three months ended March 31, 2001 and certain finance-related activities which occurred during the first quarter of 2001.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

    (a) Financial Statements of Businesses Acquired.

       The financial statements of Avis Group Holdings, Inc. for the year ended December 31, 2000 are incorporated by reference to Exhibit 99.1 to Cendant Corporation's Current Report on Form 8-K dated April 18, 2001 previously filed with the Commission on April 19, 2001 and incorporated by reference herein.

    (b) Pro Forma Financial Information.

       See Exhibit 99.1 attached hereto for Pro Forma Financial Information giving effect to the March 1, 2001 acquisition of Avis Group Holdings, Inc. and certain finance-related activities which occurred during the first quarter of 2001.

    (c) Exhibits.

       See Exhibit Index.

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                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               PHH CORPORATION

                                                           /s/ DUNCAN H. COCROFT
                                               ---------------------------------------------
                                                             Duncan H. Cocroft
                                                        EXECUTIVE VICE PRESIDENT AND
                                                          CHIEF FINANCIAL OFFICER

                                                            /S/ JOHN T. MCCLAIN
                                               ---------------------------------------------
                                                              John T. McClain
                                                     SENIOR VICE PRESIDENT, FINANCE AND
                                                            CORPORATE CONTROLLER

Date: May 29, 2001

                                       2
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                                PHH CORPORATION
                           CURRENT REPORT ON FORM 8-K

                                 EXHIBIT INDEX

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
       EXHIBIT
         NO.                                    DESCRIPTION
---------------------                           -----------

        23.1            Consent of Deloitte & Touche LLP, Independent Auditors

        99.1            Pro Forma Financial Information (unaudited)